Exhibit 99.2

Supplemental Operating and Financial Data
For the Period Ended March 31, 2013

Table of Contents

Page
Company Overview	3

Property Locations	4

Analyst Coverage	5

Summary Financial and Portfolio Data	6

Financial Summary
Consolidated Balance Sheets	7
Consolidated Statements of Operations	8
Reconciliation of Net Income to EBITDA	9
Reconciliation of Net Income to FFO and AFFO	10
Debt Summary	11
Common and Preferred Stock Data	12

Portfolio Summary
Acquisitions & Developments	13
Portfolio Summary	14
Summary of Retail Leasing Activity	15
Same Property Analysis	16
Major Tenants	17
Expiration Schedule	18
Unconsolidated Investments	19

Definitions	20

*Note: Financial and portfolio information reflects the consolidated operations of the company and excludes unconsolidated entities unless otherwise noted.

Company Overview

Excel Trust, Inc. ("Excel Trust") is a retail focused REIT that primarily targets community and power centers, grocery anchored neighborhood centers and freestanding retail properties. Excel Trust has elected to be treated as a REIT, for U.S. federal income tax purposes. Excel Trust trades publicly on the NYSE under the symbol "EXL" .

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Atlanta, GA	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Dallas, TX	Scottsdale, AZ
San Diego, CA 92128	Orlando, FL	Stockton, CA
Tel: 858-613-1800	Richmond, VA
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	William J. Stone - SVP, Asset Management/Development
Matthew S. Romney - SVP, Capital Markets	John P. Still - SVP, Leasing

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Broadridge Corporate Issuer Solutions, Inc.	Latham & Watkins
PO Box 1342	12636 High Bluff Drive, Suite 400
Brentwood, NY 11717	San Diego, CA 92130
Tel: 877-830-4936	Tel: 858-523-5400
Email: shareholder@broadridge.com
Website: www.broadridge.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust's report on Form 10-Q or Form 10-K with the Securities and Exchange Commission  and, therefore, remain subject to adjustment.

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust's failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust's inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust's failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust's future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering, quarterly reports on Form 10-Q and annual report on Form 10-K.  Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Property Locations

Missoula, MT
Greater SF Bay Area
Stockton, CA
Tracy, CA
Gilroy, CA
Salt Lake City, UT
St. George, UT
Las Vegas, UT
San Diego, CA
Peoria, AZ
Phoenix, AZ
Dallas/Ft. Worth, TX
Ft. Worth, TX
Rockwall, TX
Odessa, TX
Shippensburg, PA
Washington D.C.
Richmond, VA
Corbin, KY
Newport, TN
Spring Hill, TN
Simpsonville, SC
Atlanta, GA
Birmingham, AL
Milledgeville, GA
Montgomery, AL
Dothan, AL
St. Marys, GA
Ocala, FL
Orlando, FL
Tampa, FL

Analyst Coverage

Company	Analyst	Contact

Barclays Capital	Ross Smotrich	(212) 526-2306
	Kristina Lazarevic	(212) 526-4691

Bank of America Merrill Lynch	Craig Schmidt	(646) 855-3640
	Katharine Hutchins	(646) 855-1681

Cantor Fitzgerald	David Toti	(212) 915-1219
	Evan Smith	(212) 915-1220

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Morgan Stanley	Paul Morgan	(415) 576-2627
	Jorel Guilloty	(212) 761-9170

Raymond James	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Sandler O'Neill + Partners	Alexander Goldfarb	(212) 466-7937
	Andrew Schaffer	(212) 466-8062

Stifel, Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

UBS	Ross Nussbaum	(212) 713-2484
	Christy McElroy	(203) 719-7831

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Tamara Fique	(443) 263-6568

Summary Financial and Portfolio Data (Consolidated)

For the Period Ended March 31, 2013
(Dollars and share data in thousands, except per share data)

Portfoilio Summary
Total Gross Leasable Square Feet (GLA)-Operating Portfolio (1)	5,630,894
Percent Leased-Operating Portfolio	92.5%
Percent Occupied-Operating Portfolio	91.4%
Annualized Base Rent (2)	$79,912
Total no. leases signed or renewed	20
Total sq. ft. leases signed or renewed	55,207

Financial Results
Net loss attributable to the common stockholders	$(2,448)
Net loss per diltued share	$(0.06)
Funds from operations (FFO)	$10,294
FFO per diluted share	$0.22
Adjusted funds from operations (AFFO)	$10,004
AFFO per diluted share	$0.21
EBITDA	$17,484

Assets
Gross undepreciated real estate	$1,014,148
Gross undepreciated assets	$1,145,966
Total liabilities to gross undepreciated assets	41.8%
Debt to gross undepreciated assets	36.7%

Capitalization
Common shares outstanding	47,033
OP units oustanding	1,225
Total common shares and OP units	48,258
Closing price at quarter end	$13.65
Equity capitalization	$658,722
Series A convertible preferred shares (at liquidation preference of $25.00 per share)	50,000
Series B preferred shares (at liquidation preference of $25.00 per share)	92,000
Total debt (3)	420,160
Total capitalization	$1,220,882

Debt/total capitalization	34.4%
Debt/EBITDA	6.0

Common Stock Data
Range of closing prices for the quarter	$12.34-13.82
Weighted average common shares outstanding - diluted (EPS)	45,352
Weighted average common shares outstanding - diluted (FFO and AFFO)	47,017
Shares of common stock outstanding	47,033

(1)	Includes retail and office gross leasable area, but excludes gross leasable area from developments under construction and any planned development.
(2)	Annualized Base Rent excludes rental revenue from non-stabilized development properties.
(3)	Excludes debt discount or premium.

Balance Sheets

EXCEL TRUST, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
ASSETS:

Property:
Land	$326,669	$320,289	$262,960	$263,988	$253,999
Buildings	585,304	564,352	395,338	398,441	372,622
Site improvements	53,503	51,875	43,283	41,826	39,649
Tenant improvements	45,537	42,903	35,003	33,617	32,214
Construction in progress	3,135	1,709	262	115	11
Less accumulated depreciation	(43,125)	(36,765)	(31,074)	(26,804)	(22,287)
Property, net	971,023	944,363	705,772	711,183	676,208
Cash and cash equivalents	6,658	5,596	16,037	7,179	9,225
Restricted cash	6,344	5,657	5,265	4,925	4,165
Tenant receivables, net	3,486	5,376	4,270	2,995	3,588
Lease intangibles, net	80,961	85,646	68,946	72,666	71,088
Mortgage loan receivable	-	-	-	-	2,000
Deferred rent receivable	6,851	5,983	4,920	4,343	3,722
Other assets (1)	18,497	17,618	20,676	17,253	18,162
Investment in unconsolidated entities	9,021	9,015	1,348	-	-
Total assets	$1,102,841	$1,079,254	$827,234	$820,544	$788,158

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$332,732	$333,935	$285,069	$286,114	$243,906
Notes payable	88,000	75,000	-	-	-
Accounts payable and other liabilities	22,061	25,319	18,798	15,847	17,784
Lease intangibles, net	25,320	26,455	16,122	16,444	16,759
Dividends/distributions payable	10,491	9,773	8,125	8,405	7,650
Total liabilities	478,604	470,482	328,114	326,810	286,099

Equity:
Stockholders’ equity
Preferred stock	136,423	136,423	136,423	136,423	136,413
Common stock	468	448	348	336	335
Additional paid-in capital	474,321	459,151	352,282	346,385	353,061
Cumulative deficit	(1,118)	(1,414)	(1,970)	(2,471)	(2,839)
	610,094	594,608	487,083	480,673	486,970
Accumulated other comprehensive loss	(415)	(572)	(567)	(608)	(807)
Total stockholders’ equity	609,679	594,036	486,516	480,065	486,163
Non-controlling interests	14,558	14,736	12,604	13,669	15,896
Total equity	624,237	608,772	499,120	493,734	502,059
Total liabilities and equity	$1,102,841	$1,079,254	$827,234	$820,544	$788,158

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

(1) Other assets is primarily comprised of deposits, notes receivable, prepaid expenses and furniture, fixtures, and equipment

Statements of Operations

EXCEL TRUST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data and dividends per share)

	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012
Revenues:
Rental revenue	$22,481	$16,153
Tenant recoveries	4,732	3,267
Other income	316	360
Total revenues	27,529	19,780

Expenses:
Maintenance and repairs	1,715	1,322
Real estate taxes	3,026	2,065
Management fees	234	191
Other operating expenses	1,527	829
General and administrative	3,834	3,502
Depreciation and amortization	12,390	8,279
Total expenses	22,726	16,188

Net operating income	4,803	3,592

Interest expense	(4,798)	(3,674)
Interest income	50	53
Income (loss) from equity in unconsolidated entities	39	-
Changes in fair value of financial instruments and gain on OP unit redemption	230	462
Net income (loss)	324	433
Net (income) loss attributable to non-controlling interests	(28)	5
Net income (loss) attributable to Excel Trust, Inc.	296	438
Preferred stock dividends	(2,744)	(2,121)

Net loss attributable to the common stockholders	$(2,448)	$(1,683)

Basic and diluted net loss per share	$(0.06)	$(0.06)
Weighted-average common shares outstanding - basic and diluted	45,352	31,761
Dividends declared per common share	$0.1700	$0.163

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Reconciliation of Net Income to EBITDA
(Earnings before Interest, Taxes, Depreciation & Amortization)
(Dollars in thousands)

Excel Trust, Inc.'s EBITDA and a reconciliation to net income (loss) for the periods presented is as follows:

	Three Months Ended March 31, 2013	Three Months Ended December 31, 2012	Three Months Ended September 30, 2012	Three Months Ended June 30, 2012	Three Months Ended March 31, 2012

Net income attributable to Excel Trust, Inc.	$296	$556	$501	$368	$438

Add:
Interest expense	4,798	4,727	4,169	3,986	3,674
Depreciation and amortization	12,390	10,588	8,602	8,552	8,279

EBITDA	$17,484	$15,871	$13,272	$12,906	$12,391

Reconciliation of Net Income to FFO and AFFO

For the Periods Ended March 31, 2013
(In thousands, except per share data)

Excel Trust, Inc.'s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income(loss) for the three months ended March 31, 2013 and 2012 is as follows:

	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012

Net loss attributable to the common stockholders	$(2,448)	$(1,683)

Add:
Non-controlling interests in operating partnership	(59)	(71)
Depreciation and amortization	12,390	8,279
Deduct:
Depreciation and amortization related to joint venture(1)	411	(62)
Funds from operations(2)	$10,294	$6,463

Adjustments:
Transaction costs	133	194
Deferred financing costs	495	472
Stock-based and other non-cash compensation expense	562	785
Changes in fair value of financial instruments	(230)	(462)
Straight-line effects of lease revenue	(877)	(750)
Amortization of above and below market leases	40	(228)
Non-incremental capital expenditures	(116)	(110)
Non-recurring expenses (income) related to joint venture	(297)	-
Adjusted funds from operations(2)	$10,004	$6,364

Weighted average common shares outstanding	45,352	31,761
Add(3):
OP units	1,241	1,393
Restricted stock	234	370
Contingent consideration related to business combinations	-	102
LTIP restricted stock	190	-
Weighted average common shares outstanding - diluted (FFO and AFFO)	47,017	33,626

Funds from operations per share (diluted)(4)	$0.22	$0.19
Adjusted funds from operations per share (diluted)(4)	$0.21	$0.19

Other Information(5):
Leasing commissions paid	$508	$117
Tenant improvements paid	$2,381	$347

(1)
Includes a reduction for the portion of consolidated depreciation and amortization expense that would be allocable to non-controlling interests in the operating partnership and an increase for the the Company's portion of depreciation and amortization expense related to its investment in the unconsolidated La Costa Town Center and The Fountains at Bay Hill properties.

(2)	FFO and AFFO are described on the Definitions page.
(3)
The three months ended March 31, 2013 and 2012 include 1,665,000 and 1,865,000 OP units, shares of restricted stock and additional common shares contingently issuable related to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share.  The three months ended March 31, 2013 and 2012 exclude 3,333,400 shares of common stock potentially issuable pursuant to the conversion feature of the preferred stock based on the "if converted" method.

(4)
The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months ended March 31, 2013 and 2012 includes a reduction of $121,000 and $152,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings.

(5)	Excludes development properties.

Debt Summary (Consolidated)

For the Period Ended March 31, 2013
(Dollars in thousands)
		% Total Debt
Fixed Rate Debt(1)	$256,276	61%
Variable Rate Debt(2)	163,884	39%
Total Debt(1)	$420,160	100%
Debt(1)/Gross Undepreciated Assets	36.7%

		% Total Debt
Secured Debt(1)(2)	$332,160	79%
Unsecured Debt	88,000	21%
Total Debt	$420,160	100%

Maturities by Year-Secured(3)	Amount	% Total Debt	Maturities by Year Unsecured(3)		Amount	% Total Debt
2013(4)	$129,156	30.7%	2013		$-	0.0%
2014	90,633	21.6%	2014		-	0.0%
2015	47,381	11.3%	2015		-	0.0%
2016	1,341	0.3%	2016	(5)	88,000	20.9%
2017	39,990	9.5%	2017		-	0.0%
2018	708	0.2%	2018		-	0.0%
2019	544	0.1%	2019		-	0.0%
2020	585	0.1%	2020		-	0.0%
2021	628	0.1%	2021		-	0.0%
2022	675	0.2%	2022		-	0.0%
Beyond 2022	20,519	4.9%	Beyond 2022		-	0.0%
Total	$332,160	79.1%	Total		$88,000	20.9%

Mortgage Notes	Amount	Contractual Interest Rate	Maturity
West Broad Village	50,000	2.7%	2013
Five Forks Place	4,833	5.5%	2013
Grant Creek Town Center	15,247	5.8%	2013
Park West Place(6)	55,800	3.7%	2013
Red Rock Commons	13,884	1.9%	2014
Excel Centre	12,216	6.1%	2014
Merchant Central	4,443	5.9%	2014
Edwards Theatre	11,774	6.7%	2014
Gilroy Crossing	46,439	5.0%	2014
The Promenade	49,266	4.8%	2015
5000 South Hulen	13,598	5.6%	2017
Lake Pleasant Pavilion	28,092	6.1%	2017
Rite Aid-Vestavia Hills	1,143	7.3%	2018
Lowe’s	13,425	7.2%	2031
Northside Plaza	12,000	0.1%	2035
Total	332,160	4.5%
Debt (discount) or premium	572
Mortgage notes, net	$332,732

(1) Includes a mortgage note at our Park West Place property, which bears interest at LIBOR plus 2.25%.  However, the Company has executed two interest rate swaps equal to the principal balance, which effectively fix the interest rate at 3.66% for the duration of the term.  Amount excludes debt discount or premium.

(2) Includes the Northside Plaza redevelopment revenue bonds to be used for the redevelopment of this property and also includes a construction loan at our Red Rock Commons property. The revenue bonds are priced off the SIFMA index and reset weekly (the rate as of March 31, 2013 was 0.13%). The revenue bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility.  The interest rate on the construction loan bears interest at LIBOR plus 1.65% to 2.25%. The rate as of March 31, 2013 was 1.86%.

(3) Includes monthly payments on outstanding principal as well as principal due at maturity.
(4) The Park West Place mortgage note matures on December 15, 2013, but may be extended for an additional year at the Company’s election, through December 15, 2014, after satisfying certain conditions and payment of an extension fee.  In addition, $39.7 million of the West Broad Village mortgage was refinanced in April 2013 at a fixed rate of 3.3%, extending the maturity date through 2020 (approximately $10.3 million of the outstanding balance at March 31, 2013 was prepaid in connection with the refinancing).

(5) Reflects the amount outstanding on the unsecured credit facility at quarter end.
(6) Includes effect of interest rate swaps.

Common and Preferred Stock Data

For the Period Ended March 31, 2013
(In thousands, except per share data)
	Three Months Ended March 31, 2013	Three Months Ended December 31, 2012	Three Months Ended September 30, 2012	Three Months Ended June 30, 2012
Earning per share - share data
Weighted average common shares outstanding - diluted	45,352	40,830	33,294	32,785
Diluted common shares - EPS	45,352	40,830	33,294	32,785

Funds from operations - share data
Weighted average common shares outstanding	45,352	40,830	33,294	32,785
Weighted average OP units outstanding	1,241	1,272	1,057	1,205
Weighted average restricted stock outstanding	234	254	286	314
Dilutive effect of contingent consideration related to business combinations	-	20	90	79
Dilutive effect of LTIP restricted stock outstanding	190	-	-	-
Total potential dilutive common shares	47,017	42,376	34,727	34,383

Total common shares (including restricted stock) outstanding	47,033	44,906	34,891	33,732
Total OP units outstanding	1,225	1,245	1,040	1,105
Total Series A convertible preferred shares oustanding	2,000	2,000	2,000	2,000
Total Series B preferred shares outstanding	3,680	3,680	3,680	3,680

Common share data
High closing share price	$13.82	$12.91	$12.58	$12.37
Low closing share price	$12.34	$11.38	$11.39	$10.94
Average closing share price	$12.89	$12.15	$11.88	$11.63
Closing price at end of period	$13.65	$12.67	$11.42	$11.96
Dividends per share - annualized	$0.68	$0.65	$0.65	$0.65
Dividend yield (based on closing share price at end of period)	5.0%	5.1%	5.7%	5.4%

Dividends per share
Common stock (EXL)	$0.1700	$0.1625	$0.1625	$0.1625
Series A Convertible Perpetual Preferred stock	$0.4375	$0.4375	$0.4375	$0.4375
Series B Preferred stock	$0.5078	$0.5078	$0.5078	$0.5078

Acquisitions & Developments

For Fiscal Year 2013
(Dollars in thousands, except price per square foot)

Acquisition Property Name	City	State	Year Built (1)	Total GLA (2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis (3)	Major Tenants
Tracy Pavilion	Tracy	CA	2006	162,353	1/24/2013	$189	$30,738	Marshalls, Ross, PetSmart, Staples, Ulta

Total				162,353		$189	$30,738

Developments Under Construction	City	State	Estimated Opening Date(4)	GLA to be Constructed	Land	Improvements	Total Carrying Amount(5)	Remaining Estimated Cost to Complete	% GLA Leased / Committed(6)	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	149,517	$2,030	$1,100	$3,130	$13,400	29%	Jo-Ann
Total				149,517	$2,030	$1,100	$3,130	$13,400

Future Developments / Land	City	State	Estimated GLA to be Constructed / Land	Estimated Start Date	Estimated Project Cost	Projected Use
Plaza at Rockwall - Phase III	Rockwall	TX	22,700	Q4 2013	$2,248	Additional shop space
Red Rock Commons - Phase II	St. George	UT	15,541	Q3 2013	$1,858	Additional shop space
Park West Place	Stockton	CA	15,200	TBD	NA	Additional shop space
Shops at Foxwood	Ocala	FL	1.0 acres	TBD	NA	Additional land to be sold or developed
Chimney Rock	Odessa	TX	4.2 acres	TBD	NA	Additional land to be sold or developed
West Broad Village	Richmond	VA	1.4 acres	TBD	NA	Additional land to be sold or developed

(1) Year built represents the year in which construction was completed.
(2) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3) The initial cost basis is subject to change based on the final property valuation and may differ from amounts reported in prior periods.
(4) Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business.  A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.

(5) Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company's SEC filings excludes land values.
(6) Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of April 2013.

Portfolio Summary (Consolidated)

For the Period Ended March 31, 2013
(Dollars in thousands, except price per square foot)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis	Percent Leased 3/31/2013	Percent Leased 12/31/2012	Major Tenants
Operating Portfolio
West Broad Village (6)	Richmond	VA	2009	386,047	10/19/2012	$265	$170,200	75.7%	75.7%	Whole Foods, REI, HomeGoods, Dave & Buster's, South University
The Promenade	Scottsdale	AZ	1999	433,538	7/11/2011	$254	$110,000	97.3%	100.0%	Nordstrom Rack, Trader Joe's, OfficeMax, PetSmart, Old Navy, Michael's, Stein Mart, Cost Plus, Lowe's (non-owned)
Park West Place	Stockton	CA	2005	598,152	12/14/2010	$155	$92,500	100.0%	100.0%	Lowe's, Kohl's, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)
Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	$210	$68,400	98.4%	98.4%	Kohl's, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)
Promenade Corporate Center	Scottsdale	AZ	2004	256,176	1/23/2012	$207	$53,000	81.9%	82.4%	Fitch, Healthcare Trust of America, Regus, Meridian Bank
Plaza at Rockwall	Rockwall	TX	2007/2012	431,338	6/29/2010	$118	$50,800	98.4%	96.8%	Best Buy, Dick's, Staples, Ulta, JC Penney, Belk, HomeGoods, Jo-Ann
Brandywine Crossing	Washington Metro (Brandywine)	MD	2009	198,384	10/1/2010	$224	$44,500	97.1%	97.6%	Safeway, Marshalls, Jo-Ann, Target (non-owned), Costco (non-owned)
Lake Pleasant Pavilion	Phoenix (Peoria)	AZ	2007	178,376	5/16/2012	$234	$41,800	83.3%	86.4%	Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly's, Kirkland's, The Dress Barn
Dellagio	Orlando	FL	2009	123,198	10/19/2012	$325	$40,100	94.8%	95.9%	Flemings, Fifth Third Bank
Vestavia Hills City Center	Birmingham (Vestavia Hills)	AL	2002	391,899	8/30/2010	$89	$34,900	82.2%	80.7%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures
The Crossings of Spring Hill	Nashville (Spring Hill)	TN	2008	219,842	12/19/2011	$141	$31,000	96.9%	96.9%	SuperTarget (non-owned), Kohl's (non-owned), PetSmart, Ross, Bed Bath & Beyond
Tracy Pavilion	Tracy	CA	2006	162,353	1/24/2013	$189	$30,738	92.4%	n/a	Marshalls, Ross, PetSmart, Staples, Ulta
Red Rock Commons	St. George	UT	2012	118,550	**	$242	$28,700	95.8%	94.1%	Dick's, PetSmart, Old Navy, Gap Outlet, Ulta
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$261	$26,200	100.0%	100.0%	Edwards Theatres (a subsidiary of Regal Cinemas)
Rosewick Crossing	Washington Metro (La Plata)	MD	2008	115,972	10/1/2010	$215	$24,900	84.2%	82.8%	Giant Food, Lowe's (non-owned)
EastChase Market Center	Montgomery	AL	2008	181,431	2/17/2012	$136	$24,700	98.9%	98.9%	Dick's, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)
Chimney Rock	Odessa	TX	2012	151,339	8/30/2012	$157	$23,800	97.8%	97.8%	Academy Sports, Best Buy, Marshalls, Kirkland's, Ulta
Excel Centre	San Diego	CA	1999	82,157	**	$288	$23,700	83.6%	83.6%	Kaiser Permanente, Excel Trust, UBS
5000 South Hulen	Fort Worth	TX	2005	86,833	5/12/2010	$252	$21,900	94.9%	94.9%	Barnes & Noble, Old Navy
Grant Creek Town Center	Missoula	MT	1998	163,291	8/27/2010	$130	$21,300	89.1%	93.1%	Ross, TJ Maxx, REI
Lowe's	Shippensburg	PA	2008	171,069	6/22/2010	$103	$17,600	100.0%	100.0%	Lowe's
Anthem Highlands	Las Vegas (Henderson)	NV	2006	118,763	12/1/2011	$147	$17,500	84.4%	82.2%	Albertsons, CVS, Wells Fargo, Bank of America
Pavilion Crossing	Brandon	FL	2012	68,400	10/1/2012	$192	$13,100	92.7%	96.5%	Publix
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010	$160	$12,600	90.8%	90.8%	Publix, McDonald's (non-owned)
Northside Plaza	Dothan	AL	2010	171,670	11/15/2010	$70	$12,400	94.8%	94.8%	Publix, Hobby Lobby, Books A Million
Meadow Ridge Plaza	Orlando	FL	2007	45,199	10/19/2012	$215	$9,700	88.9%	88.9%	Fifth Third Bank
Shoppes of Belmere	Orlando	FL	2008	26,502	10/19/2012	$366	$9,700	100.0%	100.0%	CVS
Lake Burden Shoppes	Orlando	FL	2008	20,598	10/19/2012	$413	$8,500	100.0%	100.0%	Walgreens
Five Forks Place	Simpsonville	SC	2002	61,191	**	$127	$7,800	98.0%	98.0%	Publix
Mariner's Point	St. Marys	GA	2001	45,215	7/20/2010	$146	$6,600	95.6%	95.6%	Shoe Show, Super Wal-Mart (non-owned)
Newport Towne Center	Newport	TN	2006	60,100	**	$108	$6,500	91.3%	91.3%	Stage Stores (DBA Goody's), Dollar Tree, Super Wal-Mart (non-owned)
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$136	$6,100	83.9%	83.9%	Dollar Tree, Super Wal-Mart (non-owned)
Walgreens	Corbin (North)	KY	2009	13,650	5/24/2010	$256	$3,500	100.0%	100.0%	Walgreens
Total Operating Portfolio	Total			5,630,888		$182	$1,094,738	92.5%	92.8%

Developments Under Construction	City	State	Estimated Opening Date(3)	GLA to be Constructed	Land Value	Improvements	Total Carrying Amount (4)	% GLA Leased / Committed (5)	% GLA Leased / Committed	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	149,517	2,030	1,100	3,130	29%	16%	Jo-Ann
	Total			149,517	2,030	1,100	$3,130
	Total Portfolio (7)			5,780,405			$1,097,868

** Acquired from Predecessor as part of the Company’s formation transactions.
(1) Year built represents the year in which construction was completed.
(2) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3) Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business.  A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.

(4) Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company's SEC filings excludes land values.
(5) Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of April 2013.

(6) The West Broad Village property is a mixed use shopping center that includes retail, office and 339 apartment units on the upper levels of the shopping center.  However, the property's total GLA listed herein excludes square footage of the apartments. As such, the approximate initial cost basis of the apartments of $68 million has been deducted from the price per square foot calculation.

Summary of Retail Leasing Activity (Consolidated)

For the Period Ended March 31, 2013
	Number of Leases(1)	GLA	Weighted Average- New Lease Rate(2)	Weighted Average- Prior Lease Rate(2)	Percentage Increase or (Decrease)	Tenant Improvement Allowance per Sq. Ft.
Comparable Leases
New leases(3)	2	4,965	$23.86	$23.45	1.8%	$20.52
Renewals/Options	9	21,290	22.67	24.53	-7.6%	-
Total: Comparable Leases	11	26,255	$22.90	$24.33	-5.9%	$3.88

Non-Comparable Leases
Operating portfolio	9	28,952	$19.21	n/a	n/a	$30.67
Development	-	-	-	n/a	n/a	-

Total: Non-Comparable Leases	9	28,952	$19.21	n/a	n/a	$30.67

Total Leasing Activity	20	55,207	$20.96	n/a	n/a	$17.93

(1) Excludes month-to-month leases and leases involving office GLA.
(2) Lease rate represents final cash rent from the previous lease and the intial cash rent from the new lease and excludes the impact of changes in lease rates during the term.
(3) Represents leases signed on spaces for which there was a tenant within the last 12 months. Excludes leases signed at development properties.

Same Property Analysis

For the Period Ended March 31, 2013
(In thousands, except per share amounts)

	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012	Percentage Change

Same Property Portfolio (1)

Number of properties	21	21
Rentable square feet	3,912,719	3,912,719
Percent leased	94.6%	94.7%	-0.1%

Percentage of total operating portfolio	69.5%	89.6%

Total revenues	$17,801	$17,657	0.8%

Total expenses	4,099	4,219	-2.8%

Same property - net operating income (GAAP basis)	$13,702	$13,438	2.0%
Less: straight line rents, fair-value lease revenue, lease incentive revenue	(221)	(738)	-70.1%
Same property - net operating income (cash basis)	$13,481	$12,700	6.1%

(1)	Includes all properties purchased prior to December 31, 2011, including the Plaza at Rockwall property (a portion of which was under development through Q2 2012).

Major Tenants By GLA (Consolidated)

For the Period Ended March 31, 2013
(Dollars in thousands, except rent per square foot)

Total GLA-Operating Portfolio(1)			5,630,894

	Tenants	# Stores	Square Feet	% of Total GLA
1	Lowe's	2	325,863	5.8%
2	Publix	5	244,151	4.3%
3	Kohl's	2	176,656	3.1%
4	TJX Companies	6	168,207	3.0%
5	Ross Dress For Less	5	143,519	2.5%
6	Dick's Sporting Goods	3	140,018	2.5%
7	Bed Bath & Beyond	5	131,864	2.3%
8	PetSmart	6	113,347	2.0%
9	Jo-Ann	4	105,955	1.9%
10	JC Penny	1	103,639	1.8%
	Total Top 10 GLA	39	1,653,219	29.4%

Major Tenants By ABR (Consolidated)

Annualized Base Rent-Operating Portfolio (2)					$79,912

	Tenants	# Stores	Square Feet	Rent Per Sq. Ft.	ABR	% ABR
1	Publix	5	244,151	$11.07	$2,702	3.4%
2	Lowe's	2	325,863	6.74	2,195	2.7%
3	Edwards Theatres (Regal Cinemas)	1	100,551	21.72	2,184	2.7%
4	Dick's Sporting Goods	3	140,018	12.69	1,776	2.2%
5	PetSmart	6	113,347	14.89	1,688	2.1%
6	Kaiser Permanente	1	38,432	42.99	1,652	2.1%
7	Ross Dress For Less	5	143,519	11.29	1,621	2.0%
8	TJX Companies	6	168,207	9.25	1,555	1.9%
9	Bed Bath & Beyond	5	131,864	10.93	1,441	1.8%
10	Kohl's	2	176,656	7.63	1,347	1.7%
	Total Top 10 Annualized Rent	36	1,582,608	$11.48	$18,161	22.7%

(1) Includes gross leasable area associated with buildings on ground lease.
(2) Annualized Base Rent does not include rental revenue from multi-family properties and is further described on the Definitions page.

Expiration Schedule (Consolidated)

For the Period Ended March 31, 2013
(Dollars in thousands, except rent per square foot)	3/31/2013	12/31/2012

Total GLA - Operating Portfolio	5,630,894	5,466,199
Total GLA Occupied - Operating Portfolio	5,148,611	4,993,581
% Occupied	91.4%	91.4%

Total GLA - Operating Portfolio	5,630,894	5,466,199
Total GLA Leased - Operating Portfolio	5,211,351	5,070,662
% Leased	92.5%	92.8%

Retail GLA - Operating Portfolio(1)	5,292,555	5,127,860
Retail GLA Occupied - Operating Portfolio	4,875,921	4,736,205
% Occupied	92.1%	92.4%

Retail GLA - Operating Portfolio(1)	5,292,555	5,127,860
Retail GLA Leased - Operating Portfolio	4,932,846	4,790,822
% Leased	93.2%	93.4%

Total Retail Anchor GLA % Leased - Operating Portfolio	97.9%	97.8%
Total Retail Inline GLA % Leased - Operating Portfolio	84.0%	84.8%

Same Property GLA % Leased (Sequential) - Operating Portfolio(2)	92.6%	92.7%

1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Beyond 2022
Inline Tenant Expiring GLA
Anchor Tenant Expiring GLA

	Occupied Retail GLA	% of Occupied Retail GLA	Total Occupied Retail ABR	% of Total Occupied Retail ABR
Occupied Retail Anchor GLA(3)	3,439,639	70.5%	$39,684	54.4%
Occupied Retail Inline GLA(3)	1,436,282	29.5%	33,234	45.6%
Total Occupied Retail GLA	4,875,921	100.0%	$72,918	100.0%

Year		Anchor GLA Expiring	% of Total Retail GLA	Anchor Rent Per Sq. Ft.	Inline GLA Expiring	% of Total Retail GLA	Inline Rent Per Sq. Ft.	Total Occupied Retail GLA Expiring	% of Total Retail GLA	Total Occupied Retail ABR Expiring	% of Total Retail ABR	Average Rent Per Sq. Ft.
2013	(4)	68,610	1.4%	$11.11	145,470	3.0%	$19.99	214,080	4.4%	$3,670	5.0%	$17.14
2014		144,555	3.0%	14.69	225,950	4.6%	21.74	370,505	7.6%	7,037	9.7%	18.99
2015		401,871	8.2%	13.58	204,159	4.2%	22.17	606,030	12.4%	9,984	13.7%	16.47
2016		179,807	3.7%	9.34	180,885	3.7%	23.73	360,692	7.4%	5,971	8.2%	16.55
2017		91,759	1.9%	13.90	155,615	3.2%	21.56	247,374	5.1%	4,631	6.4%	18.72
2018		301,328	6.2%	14.72	131,421	2.7%	23.35	432,749	8.9%	7,504	10.3%	17.34
2019		364,623	7.5%	14.84	85,408	1.8%	26.01	450,031	9.2%	7,633	10.5%	16.96
2020		151,456	3.1%	18.43	57,951	1.2%	27.01	209,407	4.3%	4,357	6.0%	20.81
2021		75,356	1.5%	5.97	64,309	1.3%	17.47	139,665	2.9%	1,574	2.2%	11.27
2022		312,047	6.4%	10.61	53,183	1.1%	17.63	365,230	7.5%	4,250	5.8%	11.64
Beyond 2022		1,348,227	27.7%	8.89	131,931	2.7%	32.78	1,480,158	30.4%	16,307	22.4%	11.02

Total		3,439,639	70.5%	$11.54	1,436,282	29.5%	$23.14	4,875,921	100.0%	$72,918	100.0%	$14.95

(1) Retail figures exclude the Excel Centre and Promenade Corporate Center office properties.
(2) Same property GLA % leased (sequential) excludes any properties that were reclassified to the operating portfolio, acquired or disposed of during the current quarter.
(3) Anchor Tenants and Inline Tenants are described on the Definitions page.
(4) Includes month-to-month leases and ground leases, but excludes percentage rent.

Unconsolidated Investments

For the Period Ended March 31, 2013
(Dollars in thousands)

						Financial Information			Leasing Information
Investment Partner	Formation/Acquisition Date	Property	City	State	Total GLA(1)	Total Assets	Total Debt	Ownership Interest	Percent Leased	ABR
GEM	September 7, 2012	La Costa Town Center	Carlsbad	CA	121,303	$25,806	$14,100	20%	40.6%	$1,271
MDC	October 19, 2012	The Fountains at Bay Hill	Orlando	FL	103,767	$41,472	$23,754	50%	94.6%	$2,943

(1) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

Summary Financial Information:

Balance Sheet	March 31, 2013	Company Pro Rata	December 31, 2012	Company Pro Rata
Assets:
Investments in Real Estate	$61,040	$23,472	$61,156	$23,553
Cash & cash equivalents	432	215	224	111
Other assets	5,806	2,210	6,756	2,500
Total assets	$67,278	$25,897	$68,136	$26,164

Liabilities and members' equity:
Mortgage notes payable and secured loan	$37,854	$14,697	$37,962	$14,751
Other liabilities	10,876	5,199	12,300	5,566
Members' equity	18,548	6,001	17,874	5,847
Total liabilities and equity	$67,278	$25,897	$68,136	$26,164

Company's investment in unconsolidated entities		$9,021		$9,015

Income Statement(2)	Three months ended March 31, 2013	Company Pro Rata	Year ended March 31, 2013	Company Pro Rata
Total revenues	$2,816	$850	$2,816	$850

Expenses:
Property operating expenses	373	122	373	122
General and administrative	275	58	275	58
Depreciation and amortization	1,494	471	1,494	471
Total expenses	2,142	651	2,142	651

Interest expense	(484)	(160)	(484)	(160)
Net income (loss)	$190	$39	$190	$39

Company's loss from equity in unconsolidated entities		$39		$39

(2) Represents results since the formation of the La Costa joint-venture partnership on September 7, 2012 and the purchase of the Fountains at Bay Hill property on October 19, 2012.

Unconsolidated Debt:

La Costa Town Center	March 31, 2013
Proportionate share of debt:	$2,820
Maturity date:	October 1, 2014
Current interest rate:	6.0%

Fountains at Bay Hill:	December 31, 2012
Proportionate share of debt:	$11,877
Maturity date:	April 2, 2015
Current interest rate:	3.5%

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures.  Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the cash rental rate (excluding reimbursements and percentage rent) for the final month of a reporting period. Annualized Base Rent does not include rental revenue from multi-family properties.

EBITDA: Earnings (excluding preferred stock dividends) before interest, taxes, depreciation and amortization.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT.  As defined by NAREIT, FFO represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding real estate-related depreciation and amortization, impairment charges and net gains (losses) on the disposition of real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) replacement or expansion, debt (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.

Leased: A space is considered leased when both Excel Trust and the tenant have executed the lease agreement.

Occupied: A space is considered occupied when the tenant has access to the space and revenue recognition has commenced (includes month-to-month tenants).  If a tenant has vacated a space and Excel Trust has agreed to terminate the lease, the space is considered unoccupied as of the date of execution of the amended lease agreement.